UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2005


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-25148                  11-2974651
          --------                  -------                  ----------
 (State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)            File No.)             Identification No.)


 425B Oser Avenue, Hauppauge, New York                        11788
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(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On February 2, 2005, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the fiscal quarter ended December 31, 2004.


Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits.

             99.1          Press Release dated February 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005

                                     GLOBAL PAYMENT TECHNOLOGIES, INC.



                                     By: /s/ Thomas McNeill
                                         ---------------------------------------
                                         Name:  Thomas McNeill
                                         Title: Vice President, Chief
                                                Financial Officer and Secretary

                                  EXHIBIT INDEX
                                  -------------

   Exhibit
   Number        Description
   -------       -----------

   99.1          Press Release dated February 2, 2005.